Exhibit 99.2 Q1 2021 Results Presentation May 20, 2021Exhibit 99.2 Q1 2021 Results Presentation May 20, 2021

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter.  Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them.   Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS, Adjusted Net Income, and Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS, Adjusted Net Income, and Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

Q1 2021 Results   10 Driving Top Line Growth Presentation Q1 2021 Results 4 Updated 2021 Outlook 9 Our Strategy 11 3Q1 2021 Results 10 Driving Top Line Growth Presentation Q1 2021 Results 4 Updated 2021 Outlook 9 Our Strategy 11 3

Q1 2021 Results 4Q1 2021 Results 4

Q1 2021 Results

Key Takeaways

- Q1 2021 net sales and earnings exceeded expectations
- Growth driven by continued traction of key strategic initiatives and a favorable consumer spending backdrop
- Earnings improvement delivered through strong sales growth, significant gross margin expansion and disciplined expense management
- Strengthened financial position during the quarter, reducing long-term debt by over $500 million and ending with $1.6 billion in cash
- Resumed returning capital to shareholders during Q1 2021

Q1 2021 Results

- Net sales increased 69%, with store sales more than doubling and digital sales increasing 14% compared to last year
- Gross margin increased 2,173 bps compared to last year driven primarily through managing inventories tightly and further scaling our pricing and promotion optimization strategies
- SG&A expense increased 9.8% in Q1, though leveraged as a percentage of revenue driven by improved store labor productivity and declines in marketing and technology spend
- Operating margin of 7.0% in Q1 2021
- Adjusted diluted EPS[1] $1.05 vs ($3.22) in prior year, excluding non-recurring charges
- Inventory declined 25% versus prior year and inventory turn reached at 10-year high
- Strong operating cash flow of $278 million in Q1 2021


SONOMA


Summer is go time.
Build new outfits with your favorite brands.



(1) - Adjusted diluted EPS is a non-GAAP financial measure. Please refer to the reconciliation included in the Appendix for more information.

KOHL'S 5

Q1 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions) May 1, 2021 May 2, 2020 Net Sales $ 3,662 $ 2,160 Total Revenue 3,887 2,428 Gross Margin Rate 39.0% 17.3% SG&A 1,170 1,066 Depreciation 211 227 Impairments, Store Closings, and Other Costs — 66 Operating Income 273 $ (718) Interest Expense 67 58 Loss on extinguishment of debt 201 — Provision for Income Taxes (9) (235) Net Income $ 14 (541) Diluted EPS $0.09 ($3.52) (1) $ 165 $ (495) Adjusted Net Income (Non-GAAP) (1) $1.05 ($3.22) Adjusted Diluted EPS (Non-GAAP) Key Balance Sheet Items May 1, 2021 May 2, 2020 (Dollars in Millions) Cash and Cash Equivalents $ 1,609 $ 2,039 Merchandise Inventories 2,667 3,557 Accounts Payable 1,378 1,866 Long-term Debt 1,909 3,449 Key Cash Flow items Three Months Ended (Dollars in Millions) May 1, 2021 May 2, 2020 Operating Cash Flow $ 278 $ 53 Capital Expenditures (59) (162) Net, Finance lease and financing obligations (33) (20) (1) $ 186 $ (129) Free Cash Flow 6 6 (1) - Free Cash Flow, Adjusted Net Income, and Adjusted EPS are non-GAAP financial measures. Please refer to the reconciliations included in the Appendix for more information. 6Q1 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions) May 1, 2021 May 2, 2020 Net Sales $ 3,662 $ 2,160 Total Revenue 3,887 2,428 Gross Margin Rate 39.0% 17.3% SG&A 1,170 1,066 Depreciation 211 227 Impairments, Store Closings, and Other Costs — 66 Operating Income 273 $ (718) Interest Expense 67 58 Loss on extinguishment of debt 201 — Provision for Income Taxes (9) (235) Net Income $ 14 (541) Diluted EPS $0.09 ($3.52) (1) $ 165 $ (495) Adjusted Net Income (Non-GAAP) (1) $1.05 ($3.22) Adjusted Diluted EPS (Non-GAAP) Key Balance Sheet Items May 1, 2021 May 2, 2020 (Dollars in Millions) Cash and Cash Equivalents $ 1,609 $ 2,039 Merchandise Inventories 2,667 3,557 Accounts Payable 1,378 1,866 Long-term Debt 1,909 3,449 Key Cash Flow items Three Months Ended (Dollars in Millions) May 1, 2021 May 2, 2020 Operating Cash Flow $ 278 $ 53 Capital Expenditures (59) (162) Net, Finance lease and financing obligations (33) (20) (1) $ 186 $ (129) Free Cash Flow 6 6 (1) - Free Cash Flow, Adjusted Net Income, and Adjusted EPS are non-GAAP financial measures. Please refer to the reconciliations included in the Appendix for more information. 6

Q1 2021 Gross Margin & SG&A Expense Performance

Gross Margin

Increased 2,173 bps versus Q1 2020 and 223 bps versus Q1 2019


36.8%
17.3%
39.0%
Q1 2019
Q1 2020
Q1 2021

Q1 2021 Gross Margin Takeaways

- Tightly managed inventories and achieved 10 year high in inventory turn
- Further scaled pricing and promotion optimization strategies
- Cost of Shipping tailwind from lower digital penetration of 30% versus 45% in Q1 2020
- Favorable industry backdrop provided for a greater percentage of full price selling

SG&A Expense

SG&A leveraged 1,379 bps versus Q1 2020 and 107 bps versus Q1 2019


$1,275M
$1,066M
$1,170M
% Total Revenue
31.2%
43.9%
30.1%
Q1 2019
Q1 2020
Q1 2021

Q1 2021 SG&A Takeaways

- Reduced marketing to sales ratio to 4.2% in Q1 2021
- Lowered technology spend by more than 15% versus Q1 2020
- Store labor productivity offset wage inflation

KOHL'S
7

Enhanced Liquidity Position

Key Balance Sheet & Cash Flow Items: Q1 2021

January 31, 2021	
Beginning Cash	**$2,271M**
Sources	
New Debt	$500M
Operating Cash Flow	$278M
Uses	
Reductions in LT Debt	($1,044M)
Other*	($252M)
Capex	($59M)
Share Repurchase	($46M)
Dividend	($39M)
May 1, 2021	
Ending Cash	**$1,609M**

Key Takeaways

- Reduced long-term debt by ~$540M in Q1 2021, improving our leverage profile
- Long history of disciplined and prudent capital management
- More than two decades of maintaining Investment Grade rating
- Well-positioned to capitalize on evolving customer behaviors and the retail industry disruption

* Other includes premium paid on redemption of debt, finance lease and financing obligation payments, and other.

KOHL'S 8

Updated 2021 Outlook 9Updated 2021 Outlook 9

Updated 2021 Outlook Metric Full Year Guidance Mid-to-high teens percent increase Net Sales versus 2020 From a mid-teens percent increase 5.7% to 6.1% Operating Margin From 4.5% to 5.0% $3.80 to $4.20  EPS From $2.45 to $2.95 Capital Allocation Strategy • Capex: $550 million to $600 million • Dividend: $0.25 quarterly dividend payable on June 23, 2021 • Share Repurchase Program: $200 million to $300 million, including $46 million in Q1 • Optimized Debt Structure: Reduced long-term debt by ~$540M, improving leverage profile and lowering weighted average interest rate 10Updated 2021 Outlook Metric Full Year Guidance Mid-to-high teens percent increase Net Sales versus 2020 From a mid-teens percent increase 5.7% to 6.1% Operating Margin From 4.5% to 5.0% $3.80 to $4.20 EPS From $2.45 to $2.95 Capital Allocation Strategy • Capex: $550 million to $600 million • Dividend: $0.25 quarterly dividend payable on June 23, 2021 • Share Repurchase Program: $200 million to $300 million, including $46 million in Q1 • Optimized Debt Structure: Reduced long-term debt by ~$540M, improving leverage profile and lowering weighted average interest rate 10

Our Strategy 11Our Strategy 11

Kohl's has built a powerful foundation



Customers

65M	Active Customers
30M	Loyalty Members
29M	Kohl's Charge Card holders

Accessible and Aspirational Brand Portfolio

Nike, Levi's, Under Armour, Sonoma Goods for Life, Simply Vera Vera Wang, adidas, Columbia, Vans, LC Lauren Conrad, jumping beans


KOHL'S

Stores

90% of stores generated $1M+ in 4-wall cash flow

95% of Kohl's stores are off-mall

1,162 stores in 49 states at year end 2020

80% of Americans live within 15 miles of a Kohl's store

43% of digital sales fulfilled by stores In 2020

10% higher digital sales in markets with stores

600M store visits

Digital

40%	Digital sales penetration in 2020
1.6B	Website visits in 2020
21%	Kohl's App user growth in Q1 2021


17% CAGR
$2.7B
$3B
$3.6B
$4B
$4.5B
$5.9B
2015
2016
2017
2018
2019
2020

Digital Sales Growth



KOHL'S

All figures are 2019 except as noted

12

Our Strategy

The most trusted retailer of choice for the active and casual lifestyle



Drive Top Line Growth

Destination for Active & Casual Lifestyle

- Expand Active and Outdoor
- Reignite growth in Women's
- Build a sizable Beauty business
- Drive category productivity and inventory turn
- Capture market share from retail industry disruption

Leading with Loyalty & Value

- Best-in-class loyalty
- Drive productivity through deeper engagement
- Deliver personalized experiences

Differentiated Omni-channel Experience

- Healthy store base in evolving landscape
- Modernize the store experience
- Continue digital growth
- Further enhance omni-channel capabilities

Expand Operating Margin

Operating Margin Goal of 7% to 8%

- End-to-end supply chain transformation
- SG&A efficiency through store labor, marketing, and technology
- Operational excellence

Disciplined Capital Management

Maintain Strong Balance Sheet

- Sustain Investment Grade rating
- Solid cash flow generation
- Committed to returning capital to shareholders

Strong Organizational Core

Agile, Accountable & Inclusive Culture

- Innovative and adaptive learning approach
- Focused on diversity and inclusion
- ESG stewardship

Creating Long-term Shareholder Value

- Return to growth
- Expand operating margin
- Solid cash flow generation
- Maintain strong balance sheet
- Return capital to shareholders

13

Driving top line growth



Grow Active to 30% of Sales

- **Fuel growth with key national brands**, Nike, Under Armour and Adidas
- **Expand Active** space by at least 20% in 2021
- **Drive athleisure** through launch of FLX, our new private brand, Calvin Klein basics and loungewear, and expand assortment of Champion
- **Grow outdoor** through expansion of Lands' End and launch of Eddie Bauer


KOHL'S
SEPHORA

Beauty Growth with Sephora

- Highly complementary strategic partnership to **establish Kohl's as a leading beauty destination**
- **Comprehensive digital launch** August 2021
- **Launch in 200 stores Fall 2021** and expand to at least 850 stores by 2023
- Assortment will include **125+ emerging and established brands** emulating freestanding Sephora store
- Expected to drive significant traffic and **acquisition of new younger customer**



Reignite Women's Growth

- New organization structure and leadership to drive improved performance
- **Significant portfolio reinvention** with exit of 10 downtrending brands
- **Refresh and differentiate** a more focused portfolio of private brands (e.g. Sonoma, So, LC Lauren Conrad)
- **Distort denim opportunity** (e.g. Levi's, key private brands)
- **Improving merchandising and clarity** through significant choice count reduction and building depth



Extend Casual Lifestyle to Home

- **Expand soft home** category (e.g. Koolaburra by Ugg, Sonoma)
- **Expand underdeveloped categories** (e.g. decor, kid's bedroom, storage)
- Lean into healthy home (e.g. sleep and cookware)

KOHL'S
14

Driving top line growth

Investing in Omni-channel


KOHL'S
Rewards

Loyalty Members are More Productive

- Recently launched Kohl's Rewards loyalty program, adding new features, enhancing personalization and simplifying rewards in Kohl's Cash
- **Kohl's Cash:** Iconic and differentiated loyalty device that provides a fly-wheel effect on customer return visits
- **Kohl's Card:** Provides more opportunities for customers to save

30 million loyalty members spend 2x more than non-loyalty members and highest tier Kohl's Card members ("Most Valuable Customer") spend 10x more than non-loyalty members


KOHL'S

Transforming the Role of the Store

- Modernizing the store experience through refresh program and category reflow to highlight outsized growth businesses
- Simplified and edited shopping experience through fixture de-densification (standard to small strategy)
- Inspired solutions and product storytelling through continued investments in merchandising (e.g. expanding the learnings from the Outfit Bar concept)
- Evolve existing omni experiences: BOPUS/BOSS, Store Drive Up, Amazon Returns
- Continue to pursue innovation and discovery (e.g. Curated by Kohl's, emerging brands)



Enhance Digital Capabilities to Drive Growth

- Continue to invest in the evolution of the digital experience (e.g. Kohls.com, App)
- Expanding digital brand portfolio (e.g. Fanatics, Sephora, Lands' End, Eddie Bauer)
- New e-commerce fulfillment center opening in 2021 will be significantly more productive

Omni-customer is 4x more productive than store-only shopper and 6x more productive than digital-only customer

KOHL'S 15

We are confident in our ability to expand operating margin to 7% to 8% by 2023



Gross Margin
~36% Goal
+20 to +40 basis points increase
SG&A Expense Rate
~27% to ~28% Goal
+70 to +150 basis points improvement
6.1%
7.0% to 8.0%
Inventory management
Sourcing
Pricing / Promo optimization
Supply chain transformation
Digital penetration / cost of shipping
Stores
Marketing
Technology
Corporate
Wage inflation
FY 2019 Adj. Operating Margin *
Gross Margin
SG&A
FY 2023

* Adjusted Operating Margin is a non-GAAP financial measure. For reference, the reconciliation can be found in the Appendix.

KOHL'S 16

We have a history of strong cash flow generation along with a focus on maintaining a balanced capital allocation strategy

Maintain strong balance sheet

Long-term objective of maintaining Investment Grade rating

1. Invest in the business
2. Dividend
3. Opportunistic, complementary M&A
4. Share repurchases

Q1 2021 Takeaways

- Delivered $186M of free cash flow
- Invested $59M in the business
- Paid $39M in dividends to our shareholders
- Repurchased $46M of shares
- Reduced long-term debt by ~$540M, improving our leverage profile

History of Capital Allocation

- $3.0B of cumulative free cash flow generated from 2018 to 2020
- $1.8B invested in our business from 2018 to 2020 to help drive our omnichannel strategies
- Over $900M returned to shareholders over the past 3 years through our dividend program
- Nearly $900M of shares repurchased from 2018 to 2020
- History of employing liability management strategies to enhance our leverage profile and remain committed to Investment Grade Rating

KOHL'S

* Free cash flow is a non-GAAP financial measure. Please refer to the reconciliations in the Appendix for more information.

17

Agile, accountable & inclusive culture We are evolving how we work Kohl’s is committed to to accelerate our path forward ESG Leadership Excellence Award Recipient 2020 • Kohl’s management, led by CEO Michelle Gass, is committed to fostering a diverse, • Kohl’s ESG journey began more than a equitable, and inclusive environment for the Company’s associates, customers and decade ago suppliers.  • Kohl’s is committed to the environment and has • A diversity and inclusion framework was established in 2020, which includes a number of established 2025 goals related to climate key initiatives across three pillars: Our People, Our Customers, and Our Communities. change, waste and recycling, and sustainable sourcing.  • Committed to strong culture (ethics, governance, talent acquisition and associate development, Business Resource Groups) • The Company’s ESG efforts have earned frequent recognition • Kohl’s and Kohl’s Cares have donated nearly $785 million since program inception benefiting various national and hometown organizations 18Agile, accountable & inclusive culture We are evolving how we work Kohl’s is committed to to accelerate our path forward ESG Leadership Excellence Award Recipient 2020 • Kohl’s management, led by CEO Michelle Gass, is committed to fostering a diverse, • Kohl’s ESG journey began more than a equitable, and inclusive environment for the Company’s associates, customers and decade ago suppliers. • Kohl’s is committed to the environment and has • A diversity and inclusion framework was established in 2020, which includes a number of established 2025 goals related to climate key initiatives across three pillars: Our People, Our Customers, and Our Communities. change, waste and recycling, and sustainable sourcing. • Committed to strong culture (ethics, governance, talent acquisition and associate development, Business Resource Groups) • The Company’s ESG efforts have earned frequent recognition • Kohl’s and Kohl’s Cares have donated nearly $785 million since program inception benefiting various national and hometown organizations 18

Appendix 19Appendix 19

Reconciliations Adjusted Net (Loss) Income and Diluted (Loss) Earnings per Share, Non-GAAP Financial Measures (unaudited) Three Months Ended (Dollars in Millions, Except per Share Data) May 1, 2021 May 2, 2020 Net Income (Loss) GAAP $ 14 $ (541) Impairments, store closing, and other — 66 Loss on extinguishment of debt 201 — Income tax impact of items noted above (50) (20) Adjusted (non-GAAP) $ 165 $ (495) Diluted (Loss) Earnings per Share GAAP $ 0.09 $ (3.52) Impairments, store closing, and other — 0.43 Loss on extinguishment of debt 1.29 — Income tax impact of items noted above (0.33) (0.13) Adjusted (non-GAAP) $ 1.05 $ (3.22) 20Reconciliations Adjusted Net (Loss) Income and Diluted (Loss) Earnings per Share, Non-GAAP Financial Measures (unaudited) Three Months Ended (Dollars in Millions, Except per Share Data) May 1, 2021 May 2, 2020 Net Income (Loss) GAAP $ 14 $ (541) Impairments, store closing, and other — 66 Loss on extinguishment of debt 201 — Income tax impact of items noted above (50) (20) Adjusted (non-GAAP) $ 165 $ (495) Diluted (Loss) Earnings per Share GAAP $ 0.09 $ (3.52) Impairments, store closing, and other — 0.43 Loss on extinguishment of debt 1.29 — Income tax impact of items noted above (0.33) (0.13) Adjusted (non-GAAP) $ 1.05 $ (3.22) 20

Reconciliations Adjusted Operating Income Free Cash Flow ($ in millions) ($ in millions) May 1, 2021 2019 Three Months Ended Operating Income $ 1,099 Net cash provided by operating activities $ 278 Impairments, store 113 Acquisition of property and equipment (59) closing, and other Adjusted Operating 1,212 Finance lease and financing obligation payments (33) Income Total Revenue $ 19,974 Proceeds from financing obligations — Adjusted Operating Free Cash Flow $ 186 Income as a % of 6.1% Total Revenue 21Reconciliations Adjusted Operating Income Free Cash Flow ($ in millions) ($ in millions) May 1, 2021 2019 Three Months Ended Operating Income $ 1,099 Net cash provided by operating activities $ 278 Impairments, store 113 Acquisition of property and equipment (59) closing, and other Adjusted Operating 1,212 Finance lease and financing obligation payments (33) Income Total Revenue $ 19,974 Proceeds from financing obligations — Adjusted Operating Free Cash Flow $ 186 Income as a % of 6.1% Total Revenue 21